1Q 2025 Investor Overview

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing wars in Ukraine and in the Middle East; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; the expected cost savings, synergies and other financial benefits from the acquisition of IFHI or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; and other factors that may affect our future results. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. Non-U.S. GAAP Financial Measures This presentation may include certain non–U.S. generally accepted accounting principles ("GAAP") financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. Core Financial Measures As used in this presentation, core net income, core fee revenue, core ROA, core ROE, ROTCE, core ROTCE, Commercial Bank NIM, Commercial Bank Loan Yield, Commercial Bank ACL Coverage Ratio, and Tangible Book Value are non-GAAP financial measures. These non-GAAP financial metrics exclude merger-related and other certain one-time non-reoccurring pre-tax adjustments and tax impacts of such adjustments. Reconciliations of these and other non-GAAP measures to their comparable GAAP measures are set forth in the Appendix to this presentation. 2

Capital Bancorp, Inc. (NASDAQ-CBNK)

Financial Highlights

(in millions except per share data)

Balance Sheet	**1Q25**	4Q24	Annualized	1Q24	YoY
Assets	$ **3,350**	$ 3,207	18.1%	$ 2,324	44.1%
Portfolio Loans	**2,678**	2,630	7.4%	1,965	36.3%
Deposits	**2,891**	2,762	19.0%	2,006	44.2%
Quarterly Financial Performance[1]	**1Q25**	4Q24	QoQ	1Q24	YoY
Earnings per Share, Diluted	$ **0.82**	$ 0.45	82.2%	$ 0.47	74.5%
Core Earnings per Share, Diluted[2]	$ **0.88**	$ 0.92	(4.3)%	$ 0.51	72.5%
Book Value per Share	$ **22.19**	$ 21.31	4.1%	$ 18.68	18.8%
Tangible Book Value per Share[2]	$ **19.81**	$ 19.10	3.7%	$ 18.68	6.0%
Return on Average Assets ("ROA")	**1.75%**	0.96%	79 bps	1.15%	60 bps
Core ROA[2]	**1.87%**	1.97%	-10 bps	1.24%	63 bps
Return on Average Tangible Common Equity ("ROTCE")[2]	**17.57%**	9.33%	824 bps	10.19%	738 bps
Core ROTCE[2]	**18.77%**	18.91%	-14 bps	11.03%	774 bps
Efficiency Ratio	**64.9%**	66.7%	-176 bps	72.0%	-701 bps
Core Efficiency Ratio[2]	**62.8%**	59.3%	349 bps	70.2%	-744 bps
Net Interest Margin	**6.05%**	5.87%	18 bps	6.24%	-19 bps
Commercial Bank Net Interest Margin[2]	**4.32%**	3.99%	33 bps	3.77%	55 bps

Corporate Timeline

1999	2002	2011	2012	2017	2018	2020	2021	2024
Founded as Harbor Capital National Bank	Recapitalized by investor group led by Stephen Ashman	Acquired three failed institutions including OpenSky®	CEO Ed Barry joined Capital Bank	Assets exceed $1 billion	Successful IPO and inclusion in R2000 OpenSky® accounts exceed 168,000	Originated $371 million SBA-PPP loans (2020 & 2021)	Assets exceed $2 billion OpenSky® accounts exceed 700,000 Dividend initiated	Assets exceed $3.2 billion Capital Bank completes acquisition of IFH

CAPITAL BANCORP, INC.
3

(1) Performance metrics are annualized throughout this presentation
(2) Refer to Appendix for reconciliation of non-GAAP measures

CBNK Business Model is Uniquely Diversified

CAPITAL BANCORP, INC.

Commercial Banking

$2.6Bn	$2.4Bn	$34.0mm
Portfolio Gross Loans, ex. OpenSky™	*Deposits*	*Q1 '25 Revenue*

- Focused on our core markets and filling out our national deposit vertical strategy
- High value-added services and targeted vertical expertise generates above-average risk-adjusted loan yields
- The Commercial Banking division operates out of six full-service banking locations, four of which are in the DMV Metropolitan Statistical Area ("MSA"), and its locations in Ft. Lauderdale, Florida in the Miami Metro Area MSA, and in Chicago, Illinois in the Chicago MSA

Government Guaranty Lending (GGL)

- **Nationwide GGL business with niche expertise in Solar and Renewable Energy**
- **Strong C&I pipeline with proven ability to originate $150+ million per year of loans**

OpenSky™

$110mm	$169mm	$18.2mm
Loans, net[2]	*Deposits*	*Q1 '25 Revenue*

- Nationwide, secured credit card to help under-banked customers (re)establish their credit with opportunities for graduation into unsecured credit
- Building capabilities to cross-sell products and services as card-holders progress on their customer journeys
- Extend unsecured to graduating customers and starting to build capabilities around a straight to unsecured product

Capital Bank Home Loans

$66mm	$1.8mm
Q1 '25 Volume[1]	*Q1 '25 Revenue*

- Nationwide lender, primarily mortgage banking; Certain retained loans within DMV area
- Gain on sale margin returning to normalized levels; Well-positioned for stabilization or decline in rates
- Expense management delivering profitability on a marginal basis while maintaining robust origination capabilities
- Natural hedge against modest structural asset sensitivity of the balance sheet

Windsor Advantage

$2.6Bn	$4.6mm
Q1 '25 Servicing Portfolio	*Q1 '25 Revenue[3]*

- Loan service provider that offers community banks and credit unions with a comprehensive outsourced U.S. Small Business Association ("SBA") 7(a) and U.S. Department of Agriculture ("USDA") lending platform
- Servicing portfolio complements USDA / SBA gain on sale revenue within commercial bank
- Poised to benefit from higher industry-wide SBA volumes

Fully-Allocated Illustrative Net Income Contribution

FY 2023 [4]

Q1 2025 [5]



45%
55%
Commercial Bank
OpenSky™
Windsor Advantage
5%
16%
79%

Source: Company Documents.
Note: CBNK financial metrics as of March 31, 2025 unless otherwise stated.
[1] Volume in FY 2021 was approximately $1.0 billion and volume in FY 2022 was approximately $300 million.
[2] Credit card loans are presented net of reserve for interest and fees.
[3] Includes $1.0 million of Capital Bank related servicing fees
[4] Excludes $1.8 million loss in Capital Bank Home Loans, $1.4 of net income in Church Street Capital and $0.2mm of other income.
[5] Excludes $707k of net loss in Capital Bank Home Loans.

CAPITAL BANCORP, INC.

4

Financial Information

Net Interest Income and Net Interest Margin $20,045 $21,223 $22,676 $28,097 $30,016 $14,921 $15,785 $15,625 $15,454 $14,444 $715 $1,499 $35,008 $37,057 $38,354 $44,327 $46,047 6.24% 6.46% 6.41% 5.87% 6.05% 3.77% 3.90% 4.01% 3.99% 4.32% 1Q24 2Q24 3Q24 4Q24 1Q25 Commercial Bank OpenSky Net Purchase Accounting Accretion Net Interest Margin Commercial Bank Net Interest Margin(1) $ in th ou sa nd s 6 (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Total includes negligible net interest income from CBHL

Fee Revenue $3,915 $4,368 $4,096 $3,743 $3,733 $1,352 $1,845 $1,811 $1,676 $1,736 $705 $677 $728 $2,246 $1,378 $2,301 $1,096 $4,566 $4,606 $(2,619) 14.6% 15.7% 14.7% 24.7% 21.4% 1Q24 2Q24 3Q24 4Q24 1Q25 OpenSky CBHL Commercial Bank GGL Windsor Advantage Other(1) Core Fee Revenue as a % of Total Core Revenue $ in th ou sa nd s 7 (1) Other includes a $2.6mm non-recurring legacy IFH equity and debt investment write-down during 4Q24, excluded in core revenue.

Noninterest Expense $12,907 $13,272 $13,345 $16,513 $18,067 $1,613 $1,864 $1,791 $2,976 $2,910 $1,947 $1,769 $1,980 $2,150 $2,112 $6,761 $6,788 $6,930 $7,210 $7,112 $2,032 $2,072 $1,223 $1,032 $1,779 $3,515 $3,645 $3,936 $5,018 $4,807 $712 $83 $520 $2,615 $1,266 $29,487 $29,493 $29,725 $37,514 $38,053 70.2% 66.9% 64.9% 59.3% 62.8% 1Q24 2Q24 3Q24 4Q24 1Q25 Salaries and employee benefits Occupancy and equipment Professional fees Data processing Advertising Other expense Merger-related expenses Core Efficiency Ratio $ in th ou sa nd s 8 Note: Other expense includes loan processing expense, outside service providers expense, regulatory expense, office expense and other operational losses Refer to Appendix for reconciliation of Core, non-GAAP measures.

1.24% 1.41% 1.51% 1.97% 1.87% 1.15% 1.40% 1.42% 0.96% 1.75% 1Q24 2Q24 3Q24 4Q24 1Q25 ROA ROA Core ROA Profitability(1) 9 11.03% 12.62% 13.40% 17.46% 16.64% 10.19% 12.53% 12.59% 8.50% 15.56% 1Q24 2Q24 3Q24 4Q24 1Q25 Return on Average Equity “ROE” ROE 11.03% 12.62% 13.40% 18.91% 18.77% 10.19% 12.53% 12.59% 9.33% 17.57% 1Q24 2Q24 3Q24 4Q24 4Q24 ROTCE ROTCE $0.51 $0.59 $0.66 $0.92 $0.88 $0.47 $0.59 $0.62 $0.45 $0.82 1Q24 2Q24 3Q24 4Q24 1Q25 Earnings Per Share, Diluted EPS (1) Annualized Note: Refer to Appendix for reconciliation of Core, non-GAAP measures. Core ROE Core EPSCore ROTCE

Balance Sheet Composition Cash & Cash Equivalents 9% Portfolio Loans 80% AFS Securities Portfolio 6% Other Assets 5% Asset Composition Owner Occupied Commercial Real Estate 16% Non Owner- Occupied Commercial Real Estate 18% Residential Real Estate 26% Construction Real Estate 13%Other(1) 1% Credit Card 4% Commercial and Industrial 22% Portfolio Loan Composition 1Q25 Total Loans: $2.68B 1Q25 Total Assets: $3.35B Commentary • Gross loan growth of $48.2 million, or 7.4% (annualized), during 1Q25. • Compared to December 31, 2024, commercial and industrial loans increased $39.8 million and CRE loans increased $22.0 million, offset by a $9.1 million decrease in OpenSky loans and a $6.3 million decrease in CRE loans. • Commercial and industrial loans, and owner-occupied CRE loans totaled 37.9% of total portfolio loans at March 31, 2025, compared to 37.8% at December 31, 2024, and 29.6% at March 31, 2024. • Average Portfolio Loans increased $41.2 million, or 6.4% (annualized), from the fourth quarter 2024. 10 (1) Other is comprised of lender finance of $23.2 million, business equity lines of credit of $3.5 million, other consumer loans of $2.2 million and deferred origination fees, net of $5.4 million. Note: Portfolio loans are presented net of deferred fees and costs of $5.4 million. Credit Card loans are presented net of reserve for interest and fees. C&I + OO-CRE represents 38% of total Portfolio Loans

Composition of Deposits Noninterest-bearing 28% Money Markets 32% Customer Time Deposits 19% Brokered Time Deposits 11% Interest-bearing Demand 10%Savings <1% 1Q25 Total Deposits: $2.89B Commentary • Deposits growth of $129.4 million, or 19.0% (annualized) for 1Q25. • Average Portfolio loans-to-deposit ratio of 95.2%. • Interest bearing deposit costs decreased 9bps to 3.37% from 3.46% in the prior quarter and total deposit costs decreased 8bps to 2.42% from 2.50% in the prior quarter. • Transaction accounts (noninterest-bearing and interest-bearing demand) represent 38% of overall deposit funding at Mar. 31, 2025. • Insured and protected deposits were approximately $2.0 billion as of March 31, 2025 representing 70.4% of the Company's deposit portfolio. 11 (1) Annualized As of For the Three Months Ended (in thousands) March 31, 2025 March 31, 2025 Deposits: Spot Balance Average Balance Average Rate(1) Noninterest-bearing $ 812,224 $ 783,018 0.00% Interest-bearing demand 296,455 242,355 0.62% Savings 12,819 13,204 0.55% Money markets 912,418 869,978 3.45% Time deposits 857,417 859,729 4.12% Total deposits $ 2,891,333 $2,768,284 2.42%

High Quality, Low Risk Investment Portfolio U.S. Treasuries 56% Municipal 4%Corporate 2% Asset-backed 3% Mortgage-backed 35% 1Q25 Investment Securities: $213MM Investment Securities Portfolio • Classified as available for sale with a fair market value of $213 million, or 6% of total assets, with an effective duration of 3.0 years. • U.S. Treasuries represent 56% of the overall investment portfolio. • The accumulated other comprehensive loss on the investment securities portfolio of $9.2 million represents 2.5% of total stockholders’ equity and $0.55 of TBVPS. • The Company does not have a held to maturity investment securities portfolio. 12

$625 $76 $119 $294 $1,114 March 31, 2025 Cash and Cash Equivalents Unpledged Investment Securities Unsecured LOC with Other Banks Collateralized LOC Liquidity $ in m illi on s 13 Sources of Liquidity at March 31, 2025: • $625 million of collateralized lines of credit include: • $509 million of available borrowing capacity from the FHLB. • $116 million of available borrowing capacity from the Federal Reserve Bank of Richmond’s discount window. • Available lines of credit with other correspondent banks totaled $76 million. • Unpledged investment securities available as collateral for potential additional borrowings totaled $119 million. $820mm

Loan Yield and Deposit Rate Trends (including net purchase accounting adjustments) 9.58% 9.72% 9.66% 8.96% 9.00% 6.96% 7.04% 7.15% 6.98% 7.14% 3.91% 3.87% 3.92% 3.46% 3.37% 2.64% 2.61% 2.64% 2.50% 2.42% 1Q24 2Q24 3Q24 4Q24 1Q25 Loan Yield Commercial Bank Loan Yield(1) Interest Bearing Deposits Rate Total Cost of Deposits 14 (1) Excluding credit card loans

0.41% 0.39% 0.51% 0.37% 0.38% 1Q24 2Q24 3Q24 4Q24 1Q25 Annualized Net Charge-Offs / Average Portfolio Loans(1) 0.73% 0.70% 0.73% 1.15% 1.40% 1Q24 2Q24 3Q24 4Q24 1Q25 Non-performing Loans / Total Portfolio Loans(1) Credit Metrics 0.62% 0.58% 0.60% 0.94% 1.12% 1Q24 2Q24 3Q24 4Q24 1Q25 Non-performing Assets / Total Assets 15 1.49% 1.53% 1.51% 1.85% 1.81% 1.26% 1.26% 1.24% 1.70% 1.67% 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance for Credit Losses / Total Portfolio Loans(1) ACL Coverage Ratio Commercial Bank ACL Coverage Ratio (1) Refer to Appendix for reconciliation of non-GAAP measures.

Robust Capital Ratios 13.10% 13.25% 12.50% 11.54% 11.75% 1Q24 2Q24 3Q24 4Q24 1Q25 Bank Tier-1 Risk Based Tier-1 Risk Based 8.0% Well-Capitalized Threshold 16 11.16% 10.98% 10.94% 11.07% 9.94%9.66% 9.53% 9.12% 9.31% 8.66% 1Q24 2Q24 3Q24 4Q24 1Q25 Tangible Common Equity Holding Company Tangible Common Equity Capital Bank Tangible Common Equity Note: Ratios presented are for Capital Bank unless otherwise noted 14.36% 14.51% 13.76% 12.79% 13.00% 1Q24 2Q24 3Q24 4Q24 1Q25 Bank Total Risk Based Total Risk Based 10.0% Well-Capitalized Threshold 10.29% 10.36% 9.84% 9.17% 9.27% 1Q24 2Q24 3Q24 4Q24 1Q24 Bank Tier-1 Leverage Ratio Tier-1 Leverage Ratio 5.0% Well-Capitalized Threshold

58.48% (60%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 140% 160% % Change CBNK 125% KBW NASDAQ Regional Banking Index (6%) Selected Banks2 Median (8%) 0% 20% 40% 60% 80% 100% 120% 140% 160% Share Appreciation Outperforms Industry Source: S&P Global Market Intelligence; FactSet. Note: Market data as of 4/25/2025. 1 CBNK IPO price of $12.50 used as starting price for price change calculation. 2 Select banks with assets between $1.5 billion and $5.0 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BPRN, BWFG, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY). 17 Share Price Change Since CBNK IPO on 9/26/20181TBVPS + Dividend Growth Since 2018Q3 70%+ Outperformance vs. both groups 130%+ Outperformance vs. both groups CAGR % Change CBNK 15.7% 158% KBW NASDAQ Regional Banking Index 9.8% 84% Selected Banks2 Median 9.1% 76%

Recently Completed Strategic Acquisition of IFHI

Renewables Business Poised to Grow as Energy Transition Continues to Take Hold OperationsProject AssemblyDevelopmentProject Lifecycle LTC Development Loans Formula based on mid and late-stage development assets Rate: Prime + 1.0% to 3.0% Variable, quarterly adjust Term: 24 months Loan to Cost: Up to 90% Solar Project Assembly Loan Formula based for projects that have reached NTP (“Notice to Proceed”) Rate: 1YR Treasury + 2.75% to 4.0% Variable, quarterly adjust Term: 12 months to 18 months Loan to Cost: Up to 95% USDA Guaranteed Term Loans Structured fully-amortizing USDA term loans. Up to 80% USDA Guarantee Rate: 5/7/10YR Treasury + 2.75% to 4.0% Reset at 5/7/10YR Term: 300 months Loan to Cost: Up to 75% Investors typically offer secondary market premiums for USDA guaranteed solar loans Longer loan terms relative to conventional lending products Minimal financial covenants with a focus on payment defaults Guaranteed lending products offer competitive pricing USDA programs require matching amortization and loan terms Up to 80% loan guarantee (US Government) Full discretion to sell the guaranteed portion of the loan into a liquid and lucrative secondary market at any time Increased loan sizes but only the unguaranteed portion of the loan is considered for legal lending purposes Borrower Lender Key Milestones Mechanical Completion Permission to Operation Commercial Operations Date Placed in Service Substantial Completion Final Completion Notice to Proceed U.S. Electricity Generation from Selected Fuels Billion kilowatt-hours 0 1,000 2,000 3,000 4,000 5,000 6,000 2005 2020 2035 2050 2022 History Projections Solar* Data source: U.S. Energy Information Administration, Annual Energy Outlook 2023 (AEO2023) *Includes utility-scale and end-use photovoltaic generation and excludes off-grid photovoltaics. **Includes petroleum, conventional hydroelectric power, geothermal, wood and other biomass, pumped storage, non-biogenic municipal waste in the electric power sector, refinery gas, still gas, batteries, chemicals, hydrogen, pitch, purchased steam, sulfur, and miscellaneous technologies. Wind Natural Gas Coal Nuclear Other**9% 18% 20% 39% 10% 5% 6% 11% 5% 22% 22% 33% Significant Market Opportunity Given Renewables Growth Benefits of USDA Loans Loan Products are Designed to Provide Efficient and Effective Capital Through Every Phase of the Renewable Energy Project Lifecycle 19

Dominic Canuso Chief Financial Officer (301) 468-8848 x1403 Ed Barry Chief Executive Officer (240) 283-1912 NASDAQ: CBNK

Non-U.S. GAAP Financial Measures

Reconciliation of Non-GAAP Information 22 Tangible Book Value Per Share (in thousands, except per share amount) March 31, 2025 December 31, 2024 March 31, 2024 Total Stockholders' Equity 369,577$ 355,139$ 259,465$ Less: Preferred equity - - - Less: Intangible assets 39,641 36,943 - Tangible Common Equity 329,936$ 318,196$ 259,465$ Period End Shares Outstanding 16,657,168 16,662,626 13,889,563 Tangible Book Value Per Share 19.81$ 19.10$ 18.68$ Commercial Bank Net Interest Margin(1) (in thousands) March 31, 2025 December 31, 2024 March 31, 2024 Commercial Bank Net Interest Income 31,515$ 28,812$ 20,045$ Average Interest Earning Assets 3,087,943 3,003,081 2,254,663 Less: Average Non-Commercial Bank Interest Earning Assets 128,278 133,401 116,197 Average Commercial Bank Interest Earning Assets 2,959,665$ 2,869,680$ 2,138,466$ Commercial Bank Net Interest Margin(1) 4.32% 3.99% 3.77% (1) Annualized Quarters Ended Quarters Ended

Reconciliation of Non-GAAP Information 23

Reconciliation of Non-GAAP Information 24

Reconciliation of Non-GAAP Information 25 Return on Average Tangible Common Equity (in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Net Income 13,932$ 7,533$ 8,672$ 8,205$ 6,562$ Add: Intangible Amortization, net of tax 199 198 - - - Net Tangible Income 14,131$ 7,731$ 8,672$ 8,205$ 6,562$ Average Equity 363,114 352,537 274,087 263,425 258,892 Less: Average Intangible Assets 36,896 22,890 - - - Net Average Tangible Common Equity 326,218$ 329,647$ 274,087$ 263,425$ 258,892$ Return on Average Equity 15.56% 8.50% 12.59% 12.53% 10.19% Return on Average Tangible Common Equity 17.57% 9.33% 12.59% 12.53% 10.19% Core Return on Average Tangible Common Equity (in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Net Income, as Adjusted 14,896$ 15,473$ 9,229$ 8,267$ 7,100$ Add: Intangible Amortization, net of tax 199 198 - - - Core Net Tangible Income 15,095$ 15,671$ 9,229$ 8,267$ 7,100$ Core Return on Average Tangible Common Equity 18.77% 18.91% 13.40% 12.62% 11.03% Quarters Ended Quarters Ended